UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 6, 2008

                              ATC HEALTHCARE, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-11380                   11-2650500
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
       of Incorporation)            File Number)          Identification Number)


            1983 Marcus Avenue
          Lake Success, New York                                    11042
(Address of Principal Executive Offices)                          (Zip Code)

                                 (516) 750-1600
              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Change in Registrant's Certifying Accountant.

     Effective February 6, 2008, the Audit Committee of the Board of Directors of ATC Healthcare, Inc. (the "Company") dismissed Goldstein Golub Kessler LLP ("GGK") as the Company's independent registered public accounting firm.

     The Company has been advised that GGK has ceased providing professional services as of January 31, 2008, except for the reissuance of previously issued audit reports, where deemed appropriate.

     GGK's reports on the financial statements of the Company for the fiscal years ended February 28, 2007 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     During the fiscal years ended February 28, 2007 and 2006 and through February 6, 2008, there have been no disagreements with GGK (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GGK, would have caused them to make reference thereto in their report on the financial statements for such years.

     During the fiscal years ended February 28, 2007 and 2006 and through February 6, 2008, there were no reportable events as defined in Regulation S-K
Item 304(a)(1)(v).

     The Company provided GGK with a copy of the foregoing disclosures and requested GGK to furnish it with a letter addressed to the Securities and Exchange Commission, stating whether or not it agrees with the above statements. A copy of GGK's response letter, dated February 12, 2008 is attached as Exhibit
16.1 to this Form 8-K.

     The Company is currently interviewing other accounting firms to replace GGK as the Company's independent registered public accounting firm.


Item 9.01. Exhibits.

(d)  Exhibits.

16.1. Copy of Letter, dated February 12, 2008, from Goldstein Golub Kessler LLP to the Securities and Exchange Commission

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ATC HEALTHCARE, INC.


                                              By: /s/ David Kimbell
                                                  ------------------------------
                                                  David Kimbell
                                                  Senior Vice President-Finance,
                                                  Chief Financial Officer and
                                                  Treasurer



Date: February 12, 2008

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                                  Exhibit Index

Exhibit No.    Description
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16.1           Copy of Letter, dated February 12, 2008, from Goldstein Golub
               Kessler LLP to the Securities and Exchange Commission